Overview, Basis of Presentation and Significant Accounting Policies	12 Months Ended
Aug. 25, 2017
Accounting Policies [Abstract]
Overview, Basis of Presentation and Significant Accounting Policies
(1)	Overview, Basis of Presentation and Significant Accounting Policies
(a)	Overview

On August 26, 2011, SMART Global Holdings, Inc., formerly known as Saleen Holdings, Inc., a Cayman Islands exempted company (SMART Global Holdings, and together with its subsidiaries, the Company), consummated a transaction with SMART Worldwide Holdings, Inc., formerly known as SMART Modular Technologies (WWH), Inc. (SMART Worldwide), pursuant to an Agreement and Plan of Merger (the Merger Agreement) whereby, through a series of transactions, SMART Global Holdings acquired substantially all of the equity interests of SMART Worldwide with SMART Worldwide surviving as an indirect wholly owned subsidiary of SMART Global Holdings (the Acquisition). SMART Global Holdings is an entity that was formed by investment funds affiliated with Silver Lake Partners and Silver Lake Sumeru (collectively Silver Lake). As a result of the Acquisition, since there was a change of control resulting in Silver Lake as the controlling shareholder group, the Company applied the acquisition method of accounting and established a new basis of accounting.

During fiscal year 2013, the Company separated the SMART Storage Systems (Global Holdings), Inc., or Storage, operating segment into two reporting units, Enterprise and High Reliability Solutions (HRS). In August 2013, Storage sold the Enterprise business to SanDisk Corporation (SanDisk) for approximately $304 million in cash (the Sale), subject to certain adjustments and certain escrow and holdback provisions (see Note 2 for further discussion of the Escrow).

On December 1, 2014, Storage sold HRS to a subsidiary of SMART Modular Technologies (Global Holdings), Inc., or Memory. As of January 2, 2015, Memory merged with and into SMART Worldwide (the Memory-WWH Merger) with SMART Worldwide being the surviving entity and Memory no longer having a separate corporate existence. As of February 12, 2015, Storage was merged with and into a direct wholly owned subsidiary of SMART Global Holdings, Saleen Intermediate Holdings, Inc. (the Storage-Intermediate Merger) with Saleen Intermediate Holdings, Inc. (Saleen Intermediate) being the surviving entity and Storage no longer having a separate corporate existence.

Prior to the second quarter of fiscal 2015, the Company operated as two reporting units: Memory and Storage. Memory, through its subsidiaries, provides specialty memory solutions sold primarily to original equipment manufacturers (OEMs). Memory offers these solutions to customers worldwide and also offers custom supply chain services including procurement, logistics, inventory management, temporary warehousing, kitting and packaging services. Storage, through its subsidiaries, was a designer, manufacturer and supplier of Flash-based solid state drives (SSDs) sold to customers worldwide.

In May 2017, the Company completed its initial public offering, or IPO, in which it issued and sold 6,095,000 ordinary shares, including 795,000 ordinary shares sold pursuant to the full exercise of the underwriters’ over-allotment option, at a price of $11.00 per share. The Company received aggregate proceeds of $63.5 million from the sale of ordinary shares, net of underwriters’ discounts and commissions, but before deducting offering expenses of approximately $2.7 million.

SMART Global Holding is domiciled in the Cayman Islands and has U.S. headquarters in Newark, California. The Company has operations in the United States, Brazil, Malaysia, Taiwan, Hong Kong, Scotland, Singapore and South Korea.

(b)	Basis of Presentation

The accompanying consolidated financial statements comprise SMART Global Holdings and its wholly owned subsidiaries. Intercompany transactions have been eliminated in the consolidated financial statements.

The Company uses a 52- to 53-week fiscal year ending on the last Friday in August. Fiscal 2017, 2016 and 2015 ended on August 25, 2017, August 26, 2016 and August 28, 2015, respectively, and each included 52 weeks.

On May 5, 2017, the Company’s shareholders approved a 1-for-3 reverse share split. All references to ordinary shares, options to purchase ordinary shares, exercise prices, restricted stock units, share data, per share data, warrants and related information have been adjusted within these financial statements, on a retroactive basis, to reflect this 1-for-3 reverse share split as if it had occurred at the beginning of the earliest period presented.

All financial information for two of the Company’s subsidiaries, SMART Modular Technologies Indústria de Componentes Eletrônicos Ltda. (SMART Brazil) and SMART Modular Technologies do Brasil Indústria e Comércio de Componentes Ltda. (SMART do Brazil), is included in the Company’s consolidated financial statements on a one-month lag because their fiscal years begin August 1 and end July 31.

(c)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods presented. Actual results could differ from the estimates made by management. Significant items subject to such estimates and assumptions include the useful lives of long-lived assets, the valuation of deferred tax assets and inventory, share-based compensation, the estimated net realizable value of Brazilian tax credits, income tax uncertainties and other contingencies.

(d)	Revenue Recognition

Product revenue is recognized when there is persuasive evidence of an arrangement, product delivery has occurred, the sales price is fixed or determinable, and collectability is reasonably assured. Product revenue typically is recognized at the time of shipment or when the customer takes title to the goods. All amounts billed to a customer related to shipping and handling are classified as revenue, while all costs incurred by the Company for shipping and handling are classified as cost of sales. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and, therefore, are excluded from net sales in the consolidated statements of operations.

In addition, the Company has classes of transactions with customers that are accounted for on an agency basis (i.e., the Company recognizes as revenue the amount billed less the material procurement costs of products serviced as an agent with the cost of providing these services embedded with the cost of sales). The Company provides procurement, logistics, inventory management, temporary warehousing, kitting and packaging services for these customers. Revenue from these arrangements is recognized as service revenue and is determined by a fee for services based on material procurement costs. The Company recognizes service revenue upon the completion of the services, typically upon shipment of the product. There are no postshipment obligations subsequent to shipment of the product under the agency arrangements.

The following is a summary of the Company’s gross billings to customers and net sales for services and products (in thousands):

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Service revenue, net	$36,843	$44,453	$40,235
Cost of purchased materials - service (1)	864,256	1,390,624	1,503,968
Gross billings for services	901,099	1,435,077	1,544,203
Product net sales	724,448	489,970	603,234
Gross billings to customers	$1,625,547	$1,925,047	$2,147,437
Product net sales	$724,448	$489,970	$603,234
Service revenue, net	36,843	44,453	40,235
Net sales	$761,291	$534,423	$643,469

(1)	Represents cost of sales associated with service revenue reported on a net basis.
(e)	Cash and Cash Equivalents

All highly liquid investments with maturities of 90 days or less from original dates of purchase are carried at cost, which approximates fair value, and are considered to be cash. Cash and cash equivalents include cash on hand, cash deposited in checking and saving accounts, money market accounts, and securities with maturities of less than 90 days at the time of purchase.

(f)	Allowance for Doubtful Accounts

The Company evaluates the collectibility of accounts receivable based on a combination of factors. In cases where the Company is aware of circumstances that may impair a specific customer’s ability to meet its financial obligations, the Company records a specific allowance against amounts due and, thereby, reduces the net recognized receivable to the amount management reasonably believes will be collected. For all other customers, the Company recognizes allowances for doubtful accounts based on a combination of factors including the length of time the receivables are outstanding, industry and geographic concentrations, the current business environment and historical experience.

The changes in the accounts receivable allowances during fiscal 2017, 2016 and 2015 are as follows (in thousands):

Total
Balance as of August 29, 2014	$343
Charged to costs and other	398
Deductions	(394)
Balance as of August 28, 2015	347
Charged to costs and other	215
Deductions	(334)
Balance as of August 26, 2016	228
Charged to costs and other	652
Deductions	(566)
Balance as of August 25, 2017	$314

(g)	Sales of Receivables

Designated subsidiaries of the Company may, from time to time, sell certain of their receivables to third parties. Sales of receivables are recognized at the point in which the receivables sold are transferred beyond the reach of the Company and its creditors, the purchaser has the right to pledge or exchange the receivables and the subsidiaries have surrendered control over the transferred receivables. See Note 4 for further details.

(h)	Inventories

Inventories are valued at the lower of actual cost or market value. Inventory value is determined on a specific identification basis for material and an allocation of labor and manufacturing overhead. At each balance sheet date, the Company evaluates the ending inventories for excess quantities and obsolescence. This evaluation includes an analysis of sales levels by product family and considers historical demand and forecasted demand in relation to the inventory on hand, competitiveness of product offerings, market conditions and product life cycles. The Company adjusts carrying value to the lower of its cost or market value. Inventory write-downs are not reversed and create a new cost basis.

(i)	Prepaid State Value-Added Taxes (ICMS)

Since 2004, the Sao Paulo State tax authorities have granted SMART Brazil a tax benefit to defer and eventually eliminate the payment of ICMS levied on certain imports from independent suppliers. This benefit, known as an ICMS Special Regime, is subject to renewal every two years. When the then current ICMS Special Tax Regime expired on March 31, 2010, SMART Brazil timely applied for a renewal of the benefit, however, the renewal was not granted until August 4, 2010.

On June 22, 2010, the Sao Paulo authorities published a regulation allowing companies that applied for a timely renewal of an ICMS Special Regime to continue utilizing the benefit until a final conclusion on the renewal request was rendered. As a result of this publication, SMART Brazil was temporarily allowed to utilize the benefit while it waited for its renewal. From April 1, 2010, when the ICMS benefit lapsed, through June 22, 2010 when the regulation referred to above was published, SMART Brazil was required to pay the ICMS taxes on imports, which payments result in ICMS credits that may be used to offset ICMS obligations generated from sales by SMART Brazil of its products; however, the vast majority of SMART Brazil’s sales in Sao Paulo were either subject to a lower ICMS rate or were made to customers that were entitled to other ICMS benefits that enabled them to eliminate the ICMS levied on their purchases of products from SMART Brazil. As a result, from April 1, 2010 through June 22, 2010, SMART Brazil did not have sufficient ICMS collections against which to apply the credits and the credit balance increased significantly.

Effective February 1, 2011, in connection with its participation in a Brazilian government incentive program known as Support Program for the Technological Development of the Semiconductor and Display Industries Laws, or PADIS, SMART Brazil spun off the module manufacturing operations into SMART do Brazil, a separate subsidiary of the Company. In connection with this spin off, SMART do Brazil applied for a tax benefit from the State of Sao Paulo in order to obtain a deferral of state ICMS. This tax benefit is referred to as State PPB, or CAT 14. The CAT 14 approval was not obtained until July 21, 2011, and from February 1, 2011 until the CAT 14 approval was granted, SMART do Brazil did not have sufficient ICMS collections against which to apply the credits accrued upon payment of the ICMS on SMART do Brazil’s imports and inputs locally acquired, and therefore, it generated additional excess ICMS credits.

As of August 25, 2017, the total ICMS tax credits reported on the Company’s accompanying consolidated balance sheet are R$40.9 million (or $13.1 million), of which (i) R$38.4 million (or $12.3 million) are fully vested ICMS credits, classified as other noncurrent assets, and (ii) R$2.5 million (or $0.8 million) are ICMS credits subject to vesting in 48 equal monthly amounts, classified as other noncurrent assets (R$0.6 million or $0.2 million) and prepaid expenses and other current assets (R$1.9 million or $0.6 million). As of August 26, 2016, the total ICMS tax credits reported on the Company’s accompanying consolidated balance sheet are R$39.5 million (or $12.2 million), of which (i) R$33.1 million (or $10.2 million) are fully vested ICMS credits, classified as other noncurrent assets, and (ii) R$6.4 million (or $2.0 million) are ICMS credits subject to vesting in 48 equal monthly amounts, classified as other noncurrent assets (R$2.9 million or $0.9 million) and prepaid expenses and other current assets (R$3.5 million or $1.1 million). It is expected that the excess ICMS credits will continue to be recovered in fiscal 2018 through fiscal 2022. The Company updates its forecast of the recoverability of the ICMS credits quarterly, considering the following key variables in Brazil: timing of government approvals of automated credit utilization, the total amount of sales, the product mix and the inter and intra state mix of sales. If these estimates or the mix of products or regions vary, it could take longer or shorter than expected to recover the accumulated ICMS credits, resulting in a reclassification of ICMS credits from current to noncurrent, or vice versa.

In April and June 2016, SMART Brazil and SMART do Brazil, respectively, filed cases with the Brazilian tax authorities to seek approval to sell these excess ICMS credits. If approval is obtained, it is anticipated to take approximately 24 to 36 months from April 2016 to complete the sale of excess ICMS credits. Such sales of ICMS excess credits usually incur a discount to the face amount of the credits sold.

The Company expects that it will recover these excess credits by means of a sale, as such the Company recorded a valuation adjustment of R$3.0 million (or $0.9 million) in fiscal 2016, which represents the estimated discount that the Company will need to offer in order to sell the ICMS credits to other companies if and when the approval from the tax authorities is obtained. This charge is classified as cost of sales in the Company’s accompanying consolidated statement of operations.

(j)	Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed based on the shorter of the estimated useful lives or the related lease terms, using the straight-line method. Estimated useful lives are presented below:

Period
Asset:
Manufacturing equipment	2 to 5 years
Office furniture, software, computers and equipment	2 to 5 years
Leasehold improvements*	2 to 60 years

*	Includes the land lease for the Penang facility with a term expiring in 2070.
(k)	Goodwill

The Company performs a goodwill impairment test annually during the fourth quarter of its fiscal year and more frequently if events or circumstances indicate that impairment may have occurred. Such events or circumstances may, among others, include significant adverse changes in the general business climate. As of August 25, 2017 and August 26, 2016, the carrying value of goodwill on the Company’s consolidated balance sheet was $46.0 million and $45.0 million, respectively.

When conducting the annual impairment test for goodwill, the Company compares the estimated fair value of a reporting unit containing goodwill to its book value. The estimated fair value is computed using two approaches: the income approach, which is the present value of expected cash flows, discounted at a risk-adjusted weighted average cost of capital; and the market approach, which is based on using market multiples of companies in similar lines of business. If the fair value of the reporting unit is determined to be more than its book value, no goodwill impairment is recognized. The excess of the fair value of the reporting unit over the fair value of assets less liabilities is the implied value of goodwill and is used to determine the amount of impairment.

All of the $46.0 million carrying value of goodwill on the Company’s consolidated balance sheet as of August 25, 2017 is associated with the Company’s single reporting unit. No impairment of goodwill was recognized through August 25, 2017.

The changes in the carrying amount of goodwill during fiscal 2017 and 2016 are as follows (in thousands):

Total
Balance as of August 28, 2015	$43,594
Translation adjustments	1,382
Balance as of August 26, 2016	44,976
Translation adjustments	1,046
Balance as of August 25, 2017	$46,022

(l)	Intangible Assets, Net

The following table summarizes the gross amounts and accumulated amortization of intangible assets from the Acquisition by type as of August 25, 2017 and August 26, 2016 (dollars in thousands):

		August 25, 2017			August 26, 2016
	Weighted	Gross			Gross
	avg.	Carrying	Accumulated		Carrying	Accumulated
	life (yrs)	amount	amortization	Net	amount	amortization	Net
Customer relationships	5	$26,971	$(22,844)	$4,127	$103,279	$(92,326)	$10,953
Technology	4	4,900	(3,920)	980	74,063	(68,186)	5,877
Trademarks/tradename	5	—	—	—	10,092	(10,043)	49
Favorable leases	4	—	—	—	228	(223)	5
Total		$31,871	$(26,764)	$5,107	$187,662	$(170,778)	$16,884

Amortization expense related to intangible assets totaled approximately $11.9 million, $13.4 million and $30.8 million in fiscal 2017, 2016 and 2015, respectively. Acquired intangibles are amortized on a straight-line basis over the remaining estimated economic life of the underlying intangible assets.

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Amortization of intangible assets classification (in thousands):
Research and development	$4,897	$4,897	$6,160
Selling, general and administrative	7,042	8,471	24,669
Total	$11,939	$13,368	$30,829

As of August 25, 2017, the estimated amortization expense of these intangible assets in fiscal 2018 is $5.1 million.

(m)	Long-Lived Assets

Long-lived assets, excluding goodwill, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to the future undiscounted cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed are reported at the lower of the carrying amount or fair value, less cost to sell. No impairment of long-lived assets was recognized in fiscal 2017, 2016 and 2015.

(n)	Research and Development Expense

Research and development expenditures are expensed in the period incurred.

(o)	Deferred Initial Public Offering (IPO) Costs Charge

The Company has a policy to defer all direct and incremental costs related to an IPO in order to offset the IPO proceeds. As of August 25, 2017, the Company had no deferred IPO costs as it completed its IPO in May 2017. In the fourth quarter of fiscal 2015, the Company decided to postpone the offering efforts that were underway at that time and expensed $4.0 million of deferred IPO costs; this expense is included in selling, general and administrative expenses in fiscal 2015.

(p)	Restructuring Expense

In fiscal 2017, 2016 and 2015, the Company had multiple reductions-in-force in order to streamline operations and achieve operating efficiencies. During fiscal 2017, the Company recorded restructuring costs of $0.5 million for severance, severance-related benefits and building-related charges, of which $0.1 million was remaining to be paid as of August 25, 2017. During fiscal 2016, the Company recorded restructuring costs of $1.1 million for severance and severance-related benefits most of which was settled prior to August 26, 2016. During fiscal 2015, the Company recorded restructuring costs of $1.1 million for severance and severance-related benefits of which $1.0 million was settled prior to August 28, 2015 and the remaining accrued liability of $0.1 million was paid in December 2015. For each fiscal 2017, 2016 and 2015, the reductions-in-force were completed by the end of the respective periods.

(q)	Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and net operating loss and credit carryforwards. When necessary, a valuation allowance is recorded to reduce tax assets to amounts expected to be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income (or loss) in the period that includes the enactment date. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits in tax expense.

(r)	Foreign Currency Translation

For foreign subsidiaries using the local currency as their functional currency, assets and liabilities are translated at exchange rates in effect at the balance sheet date and income and expenses are translated at average exchange rates during the period. The effect of this translation is reported in other comprehensive income (loss). In fiscal 2016 and 2015, foreign currency translation was primarily impacted by the fluctuation in the Brazil Reis exchange rate, due primarily to the economic instability in Brazil. Exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the respective foreign subsidiaries are included in results of operations.

For foreign subsidiaries using the U.S. dollar as their functional currency, the financial statements of these foreign subsidiaries are remeasured into U.S. dollars using the historical exchange rate for property and equipment and certain other nonmonetary assets and liabilities and related depreciation and amortization on these assets and liabilities. The Company uses the exchange rate at the balance sheet date for the remaining assets and liabilities, including deferred taxes. A weighted average exchange rate is used for each period for revenues and expenses.

All foreign subsidiaries and branch offices, except Brazil and South Korea, use the U.S. dollar as their functional currency. The gains or losses resulting from the remeasurement process are recorded in other income (expense) in the accompanying consolidated statements of operations.

In fiscal 2017, 2016 and 2015, the Company recorded $0.3 million, $1.1 million and ($10.7) million, respectively, of foreign exchange gains (losses) primarily related to its Brazilian operating subsidiaries.

(s)	Share-Based Compensation

The Company accounts for share-based compensation under ASC 718, Compensation—Stock Compensation, which requires companies to recognize in their statement of operations all share-based payments, including grants of share options and other types of equity awards, based on the grant-date fair value of such share-based awards.

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Stock-based compensation expense by category (in thousands):
Cost of sales	$636	$461	$771
Research and development	655	725	844
Selling, general and administrative	4,073	2,686	4,517
Total	$5,364	$3,872	$6,132

(t)	Loss Contingencies

The Company is subject to the possibility of various loss contingencies arising in the ordinary course of business. The Company considers the likelihood of a loss and the ability to reasonably estimate the amount of loss in determining the necessity for and amount of any loss contingencies. Estimated loss contingencies are accrued when it is probable that a liability has been incurred or an asset impaired and the amount of loss can be reasonably estimated. The Company regularly evaluates the most current information available to determine whether any such accruals should be recorded or adjusted.

(u)	Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other gains and losses affecting shareholders’ equity that, under U.S. GAAP are excluded from net income (loss). For the Company, other comprehensive income (loss) generally consists of foreign currency translation adjustments.

(v)	Concentration of Credit and Supplier Risk

The Company’s concentration of credit risk consists principally of cash and cash equivalents and accounts receivable. The Company’s revenues and related accounts receivable reflect a concentration of activity with five customers (see Note 12). The Company does not require collateral or other security to support accounts receivable. The Company performs periodic credit evaluations of its customers to minimize collection risk on accounts receivable and maintains allowances for potentially uncollectible accounts.

The Company relies on five suppliers for the majority of its raw materials. At August 25, 2017 and August 26, 2016, the Company owed these five suppliers $153.7 million and $164.8 million, respectively, which was recorded as accounts payable and accrued liabilities. The inventory purchases from these suppliers in fiscal 2017, 2016 and 2015 were $1.2 billion, $1.2 billion and $1.5 billion, respectively.

(w)	Transition Services Agreement

On August 22, 2013, the Company entered into a transition service agreement with SanDisk, pursuant to which the Company has provided services to facilitate the orderly transfer of the Enterprise business unit which SanDisk had purchased from the Company. The nature, magnitude and duration of the services provided under the agreement varied depending on the specific circumstances of the service, location or business need. The fees related to the agreement are recorded in other income and the associated costs are primarily selling, general and administrative expenses. The services provided under this agreement included manufacturing services, support of financial and operational processes and information services and were immaterial to the Company. This agreement was concluded in May 2015. The Company recognized $4.3 million of other income related to this transition services agreement in fiscal 2015.

(x)	New Accounting Pronouncements

In January 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU” No. 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which simplified the accounting for goodwill impairment by eliminating step 2 from the goodwill impairment test. ASU 2017-04 will be effective for the Company beginning on December 15, 2019 and early adoption is permitted. The Company adopted this ASU in fiscal 2017 and it did not have a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which clarifies the presentation of changes in restricted cash and restricted cash equivalents in the statement of cash flows. ASU 2016-18 will be effective for the Company in the first quarter of fiscal 2019 on a retrospective basis, and early adoption is permitted. The Company believes the adoption of ASU 2016-18 will have a material impact on its consolidated financial statements. The Company has $7.0 million of restricted cash at August 25, 2017 which is classified as noncurrent assets in the accompanying consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Cash Flow Statements, Classification of Certain Cash Receipts and Cash Payments. The new guidance is intended to address the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230, Statement of Cash Flows, and other Topics. The guidance addresses eight specific cash flow classification issues with the objective of reducing diversity in practice. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes the interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The amendments should be applied using a retrospective transition period to each period presented. The Company does not believe the adoption of ASU 2016-15 will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which simplified certain aspects of the accounting for share-based payment transactions, including income taxes, classification of awards and classification in the statement of cash flows. ASU 2016-09 will be effective for the Company on September 1, 2017. The basis by which this guidance is to be implemented varies. Amendments related to the timing of when excess tax benefits are recognized, minimum statutory withholding requirements, forfeitures, and intrinsic value should be applied using a modified retrospective transition method by means of a cumulative-effect adjustment to equity as of the beginning of the period in which the guidance is adopted. Amendments related to the presentation of employee taxes paid on the statement of cash flows when an employer withholds shares to meet the minimum statutory withholding requirement should be applied retrospectively. Amendments requiring recognition of excess tax benefits and tax deficiencies in the income statement and the practical expedient for estimating expected term should be applied prospectively. An entity may elect to apply the amendments related to the presentation of excess tax benefits on the statement of cash flows using either a prospective transition method or a retrospective transition method. The Company is currently evaluating the impact of adopting ASU 2016-09 on its consolidated financial statements and related disclosures.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which modified lease accounting for both lessees and lessors to increase transparency and comparability by recognizing lease assets and lease liabilities by lessees for those leases classified as operating leases under previous accounting standards and disclosing key information about leasing arrangements. ASU 2016-02 will be effective for the Company beginning on September 1, 2019 and early adoption is permitted. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. Although the Company is currently evaluating the impact of adopting ASU 2016-02 on its consolidated financial statements and related disclosures, as disclosed in Note 9(a), the Company has over $11.0 million in lease commitments at August 25, 2017 and believes that the adoption will have a material impact to the consolidated financial statements.

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, which simplifies the presentation of deferred income taxes by requiring that deferred tax assets and liabilities be classified as noncurrent on the balance sheet. ASU 2015-17 will be effective for the Company beginning on September 1, 2017 with early application permitted as of the beginning of any interim or annual reporting period. The Company early adopted this ASU in fiscal 2017 and it did not have a material impact on its consolidated financial statements.

In May 2014, the FASB issued a new standard, ASU No. 2014-09, Revenue from Contracts with Customers, as amended, which will supersede nearly all existing revenue recognition guidance. Under ASU 2014-09, an entity is required to recognize revenue upon transfer of promised goods or services to customers in an amount that reflects the expected consideration received in exchange for those goods or services. ASU No. 2014-09 defines a five-step process in order to achieve this core principle, which may require the use of judgment and estimates, and also requires expanded qualitative and quantitative disclosures relating to the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers, including significant judgments and estimates used. The FASB has recently issued several amendments to the new standard, including clarification on identifying performance obligations. The amendments include ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606)—Principal versus Agent Considerations, which was issued in March 2016, and clarifies the implementation guidance for principal versus agent considerations in ASU 2014-09. The new standard permits adoption either by using (i) a full retrospective approach for all periods presented in the period of adoption or (ii) a modified retrospective approach with the cumulative effect of initially applying the new standard recognized at the date of initial application and providing certain additional disclosures. The new standard is effective for annual reporting periods beginning after December 15, 2017, with early adoption permitted for annual reporting periods beginning after December 15, 2016. The Company does not plan to early adopt, and accordingly, will adopt the new standard effective September 1, 2018. The Company currently plans to adopt using the modified retrospective approach; however, a final decision regarding the adoption method has not been finalized at this time. The Company’s final determination will depend on a number of factors such as the significance of the impact of the new standard on the Company’s financial results, system readiness, including that of software procured from third-party providers if needed, and the Company’s ability to accumulate and analyze the information necessary to assess the impact on the financial statements, as necessary. The Company is in the initial stages of its evaluation of the impact of the new standard on its accounting policies, processes, and system requirements. The Company has assigned internal resources and, if necessary, will engage third party service providers to assist in the evaluation. Furthermore, the Company has made and will continue to make investments in its systems to enable timely and accurate reporting under the new standard. While the Company continues to assess all potential impacts under the new standard, there is the potential for impacts to the timing of recognition of revenue.